Fees Summary	Aug. 14, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	8,990.63
Total Transaction Valuation	65,102,295.80
Total Offset Amount	(0)
Net Fee	$ 8,990.63
Offset Table N/A	N/A